                                                                 EXHIBIT 99.7


                              AMENDED AND RESTATED
                                  TRUST UNDER
                    NATIONAL CONVENIENCE STORES INCORPORATED
                           DIRECTORS' RETIREMENT PLAN


         This agreement made and effective as of the 31st day of August, 1995, by and between National Convenience Stores Incorporated ("Company") and Bank One, Texas, N.A. ("Trustee") ("Amended Trust Agreement").

         WHEREAS, Company adopted the National Convenience Stores Incorporated Directors' Retirement Plan ("Original Plan"); and,

         WHEREAS, Company incurred or expected to incur liability under the terms of the Original Plan with respect to the individuals participating therein; and,

         WHEREAS, Company established a trust ("Trust") under the terms of that agreement between Company and Trustee entitled Trust Under National Convenience Stores Incorporated Directors' Retirement Plan dated June 30, 1994 ("Original Trust Agreement"), and contributed to the Trust assets to be held therein, subject to the claims of Company's creditors in the event of Company's Insolvency, as therein defined, until paid to participants in the Original Plan and their beneficiaries in such manner and at such times as specified in the Original Plan; and,

         WHEREAS, the Original Plan has now been amended and restated by the Company in that Amended and Restated National Convenience Stores Incorporated Directors' Retirement Plan ("Amended and Restated Plan") adopted by the Company, a copy of which is attached hereto as Appendix A and Company intends for the Trust to apply to the Amended and Restated Plan as it has applied to the Original Plan; and,

         WHEREAS, it is the intention of the parties that the Trust shall constitute an unfunded arrangement and shall not affect the status of the Amended and Restated Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and,

         WHEREAS, it is the intention of Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Amended and Restated Plan.

         NOW, THEREFORE, the parties do hereby agree that the Trust shall be comprised, held and disposed of in connection with the Amended and Restated Plan as follows:





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
                                   SECTION 1
                             ESTABLISHMENT OF TRUST

(a) Company has deposited with Trustee in trust funds which have become the principal of the Trust to be held, administered and disposed of by Trustee as provided in this Amended Trust Agreement.

(b)      The Trust shall be irrevocable.

(c) The Trust is intended to be a grantor trust, of which Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Company and shall be used exclusively for the uses and purposes of Amended and Restated Plan participants and general creditors as herein set forth. Amended and Restated Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Amended and Restated Plan and this Amended Trust Agreement shall be mere unsecured contractual rights of Amended and Restated Plan participants and their beneficiaries against Company. Any assets held by the Trust will be subject to the claims of Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

(e) Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Amended Trust Agreement. Neither Trustee nor any Amended and Restated Plan participant or beneficiary shall have any right to compel such additional deposits.


                                   SECTION 2
               PAYMENTS TO AMENDED AND RESTATED PLAN PARTICIPANTS
                            AND THEIR BENEFICIARIES

(a) Company shall deliver to Trustee a schedule ("Payment Schedule") that indicates the amounts payable in respect of each Amended and Restated Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Amended and Restated Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to the Amended and Restated Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be





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         required to be withheld with respect to the payment of benefits pursuant to the terms of the Amended and Restated Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by Company.

(b) The entitlement of an Amended and Restated Plan participant or his beneficiaries to benefits under the Amended and Restated Plan shall be determined by Company or such party as it shall designate under the Amended and Restated Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Amended and Restated Plan.

(c) Company may make payment of benefits directly to Amended and Restated Plan participants or their beneficiaries as they become due under the terms of the Amended and Restated Plan. Company shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Amended and Restated Plan, Company shall make the balance of each such payment as it falls due. Trustee shall notify Company where principal and earnings are not sufficient.


                                   SECTION 3
                   TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
                 TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

(a) Trustee shall cease payment of benefits to Amended and Restated Plan participants and their beneficiaries if the Company is Insolvent. Company shall be considered "Insolvent" for purposes of this Amended Trust Agreement if (i) Company is unable to pay its debts as they become due, or (ii) Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b)      At all times during the continuance of the Trust, as provided in
         Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of Company under federal and state law as set forth below:

         (1) The Board of Directors and the Chief Executive Officer of Company shall have the duty to inform Trustee in writing of Company's Insolvency. If a person claiming to be a creditor of Company alleges in writing to Trustee that Company has become Insolvent, Trustee shall determine whether Company is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Amended and Restated Plan participants or their beneficiaries.

         (2) Unless Trustee has actual knowledge of Company's Insolvency, or has received notice from Company or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire





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                 whether Company is Insolvent.  Trustee may in all events rely on such evidence concerning Company's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Company's solvency.

         (3) If at any time Trustee has determined that Company is Insolvent, Trustee shall discontinue payments to Amended and Restated Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Company's general creditors. Nothing in this Amended Trust Agreement shall in any way diminish any rights of Amended and Restated Plan participants or their beneficiaries to pursue their rights as general creditors of Company with respect to benefits due under the Amended and Restated Plan or otherwise.

         (4) Trustee shall resume the payment of benefits to Amended and Restated Plan participants or their beneficiaries in accordance with Section 2 of this Amended Trust Agreement only after Trustee has determined that Company is not Insolvent (or is no longer Insolvent).

(c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Amended and Restated Plan participants or their beneficiaries under the terms of the Amended and Restated Plan for the period of such discontinuance, less the aggregate amount of any payments made to Amended and Restated Plan participants or their beneficiaries by Company in lieu of the payments provided for hereunder during any such period of discontinuance.


                                   SECTION 4
                              PAYMENTS TO COMPANY

Except as provided in Section 3 hereof, after Trust has become irrevocable, Company shall have no right or power to direct Trustee to return to Company or to divert to others any of the Trust assets before all payments of benefits have been made to Amended and Restated Plan participants and their beneficiaries pursuant to the terms of the Amended and Restated Plan.


                                   SECTION 5
                              INVESTMENT AUTHORITY

(a) In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by Company, other than a de minimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated





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         by Trustee, and shall in no event be exercisable by or rest with
         Amended and Restated Plan participants.

(b) The Trustee shall have the power to invest and reinvest the Trust in accordance with the "Investment Guidelines" attached hereto as Appendix B, as directed by the Board of Directors of the Company or by the Committee appointed by it.


                                   SECTION 6
                             DISPOSITION OF INCOME

During the term of the Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.


                                   SECTION 7
                             ACCOUNTING BY TRUSTEE

Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Company and Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of Trustee, Trustee shall deliver to Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


                                   SECTION 8
                           RESPONSIBILITY OF TRUSTEE

(a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Company which is contemplated by, and in conformity with, the terms of the Amended and Restated Plan or the Trust and is given in writing by Company. In the event of a dispute between Company and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(b) If Trustee undertakes or defends any litigation arising in connection with the Trust, Company agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses)





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
         relating thereto and to be primarily liable for such payments. If Company does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

(c) Trustee may consult with legal counsel (who may also be counsel for Company generally) with respect to any of its duties or obligations hereunder.

(d) Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

(f) However, notwithstanding the provisions of Section 8(e) above, Trustee may loan to Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g) Notwithstanding any powers granted to Trustee pursuant to this Amended Trust Agreement or to applicable law, Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


                                   SECTION 9
                      COMPENSATION AND EXPENSES OF TRUSTEE

Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.


                                   SECTION 10
                       RESIGNATION AND REMOVAL OF TRUSTEE

(a) Trustee may resign at any time by written notice to Company, which shall be effective ninety (90) days after receipt of such notice unless Company and Trustee agree otherwise.

(b) Trustee may be removed by Company on thirty (30) days notice or upon shorter notice accepted by Trustee.





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(c)      Upon a Change of Control, as defined herein, Trustee may not be removed by Company for two (2) years.

(d) If Trustee resigns or is removed within two (2) years of a Change of Control, as defined herein, Trustee shall select a successor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of Trustee's resignation or removal.

(e) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after receipt of notice of resignation, removal or transfer, unless Company extends the time limit.

(f) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.


                                   SECTION 11
                            APPOINTMENT OF SUCCESSOR

(a)      If Trustee resigns or is removed in accordance with Section 10(a) or
         (b) hereof, Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Company or the successor Trustee to evidence the transfer.

(b) If Trustee resigns or is removed pursuant to the provisions of Section 10(d) hereof and selects a successor Trustee, Trustee may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in trust assets.
         The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

(c) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and Company shall indemnify and defend the successor Trustee from any claim or liability





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
         resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.


                                   SECTION 12
                            AMENDMENT OR TERMINATION

(a) This Amended Trust Agreement may be amended by a written instrument executed by Trustee and Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Amended and Restated Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

(b) The Trust shall not terminate until the date on which Amended and Restated Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Amended and Restated Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

(c) Section 1 through Section 14, inclusive, of this Amended Trust Agreement may not be amended by Company for five (5) years following a Change of Control, as defined herein.


                                   SECTION 13
                                 MISCELLANEOUS

(a) Any provision of this Amended Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Amended and Restated Plan participants and their beneficiaries under this Amended Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Amended Trust Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

(d) Change of Control shall mean the occurrence with respect to the Company of any of the following events:

                 (i) a report on Schedule 13D is filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange
         Act),





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
         directly or indirectly, of 20 percent or more of the outstanding shares of common stock of the Company or the combined voting power of the then-outstanding securities of the Company;

                 (ii) a report is filed by the Company disclosing a response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or to Item 1 of Form 8-K promulgated under the Exchange Act, or to any similar reporting requirement hereafter promulgated by the SEC;

                 (iii) any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the combined voting power of the then-outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

                 (iv)     the stockholders of the Company shall approve:

                          (A) any merger, consolidation, or reorganization of the Company:

                                  (1)      in which the Company is not the
                                           continuing or surviving corporation,

                                  (2)      pursuant to which shares of common
                                           stock of the Company would be
                                           converted into cash, securities or
                                           other property,

                                  (3)      with a corporation which prior to
                                           such merger, consolidation, or
                                           reorganization owned 20 percent or
                                           more of the combined voting power of
                                           the then-outstanding securities of
                                           the Company, or

                                  (4)      in which the Company will not
                                           survive as an independent,
                                           publicly-owned corporation;

                          (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

                          (C)     any liquidation or dissolution of the Company;





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
                 (v) the stockholders of the Company shall approve a merger, consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (as defined in accordance with Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 50% of the outstanding shares of common stock of the Company or in excess of 50% of the combined voting power of the then-outstanding securities of the Company;

                 (vi) the Company's common stock ceases to be listed on the New York Stock Exchange;

                 (vii) the existence of a Distribution Date as defined in the Rights Agreement of the Company dated August 31, 1995; or

                 (viii) during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute a majority of the Board of Directors of the Company, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

(e) Notwithstanding anything contained herein to the contrary, Company reserves the right to, and shall, fund the Trust pursuant to the terms and provisions of the Amended and Restated Plan.


                                   SECTION 14
                                 EFFECTIVE DATE

The effective date of the Original Trust Agreement was June 30, 1994. The effective date of this Amended Trust Agreement shall be August 31, 1995.


         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in its name and on its behalf by its proper officers thereunto authorized on this 8th day of September, 1995, effective as of the 31st day of August, 1995.


                                        NATIONAL CONVENIENCE STORES
ATTEST:                                  INCORPORATED

     /s/  JANICE L. IVEY                By: /s/  A. VAN ZANTEN
________________________________            ___________________________________
          Janice L. Ivey                Name:    Arnold Van Zanten
        Assistant Secretary             Title:    Administration





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
                                        BANK ONE, TEXAS, N.A.


   /s/  ROBERTA GROSSMAN                   By: /s/  ERIC PLANGMAN
_______________________________           __________________________________
         Trust Officer                    Name:     Eric Plangman
                                          Title:    Vice President





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
                                   APPENDIX A


                              Amended And Restated
      National Convenience Stores Incorporated Directors' Retirement Plan

                                   APPENDIX B

                              AMENDED AND RESTATED
                                  TRUST UNDER
                    NATIONAL CONVENIENCE STORES INCORPORATED
                           DIRECTORS' RETIREMENT PLAN

                             Investment Guidelines


                             Permitted Instruments

1.       U.S. Treasury Obligations and Agencies (Guaranteed by the U.S.
         Government)

2.       Commercial Paper

3.       Corporate Notes

4.       Certificate of Deposit and Time Deposits

5.       Money Market Funds

6. National Convenience Stores Incorporated securities only to the extent it is a de minimis amount held in common investment vehicles in which the Trustee invests, as provided for in Section 5(a) of the Amended Trust Agreement.

7.       Mutual Funds

8.       Common Stock or Preferred Stock


                               Special Provisions

1. Investments may only be made in U.S. domiciled banks, corporations and money market funds.

2. Commercial paper may be purchased only if the issuer's commercial paper is rated A1 or better and its long term debt is rated A+ or better by Standard and Poor's.

3. Corporate notes may be purchased only from corporations whose senior long term debt is rated AA or better by Standard and Poor's.

4. Certificates of deposit may be purchased only from banks whose senior long term debt is rated AA or better by Standard & Poor's.

5. Time deposits may be made only in banks whose senior long term debt is rated AA or better by Standard & Poor's.





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
6. All investments (except numbers 6, 7 and 8 of the Permitted Instruments above) must be scheduled to mature within two (2) years of the date of the investment.

7. The weighted average maturity of all investments (except numbers 6, 7 and 8 of the Permitted Instruments above) may not exceed one (1) year.

8. The maximum investment per issuer/obligor is 10% if the total portfolio exceeds $1,000,000.00; 25% if the total portfolio is less than or equal to $1,000,000.00 but greater than $100,000.00; 100% if the total portfolio is less than or equal to $100,000.00.

9. Money market funds considered for investments must be subject to quality and maturity guidelines no less restrictive than those contained herein.

10. Stock and mutual funds are to be of high to superior investment quality.


                          Trustee Discretionary Power

1. The Trustee shall have, with respect to the Trust, the power in its discretion:

         (a)     To retain any property at any time received by it;

         (b) To sell, exchange, convey, transfer, or dispose of, and to grant options for the purchase or exchange with respect to, any property at any time held by it, by public or private sale for cash or on credit or partly for cash and partly upon credit;

         (c) To participate in any plan of reorganization, consolidation, merger, combination, liquidation, or other similar plan or oppose any such plan or any action thereunder, or any contract, purchase, sale, or other action by any person or corporation;

         (d) To deposit any property with any protective, reorganization or similar committee, to delegate discretionary power to any such committee and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

         (e) To exercise all conversion and subscription rights pertaining to any property;

         (f) To extend the time of payment of any obligation held in the Trust;

         (g) To enter into stand-by agreements for future investment, either with or without a stand-by fee; and





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
         (h) To invest and reinvest all or any specified portion of the Trust through the medium of any common, collective or commingled Trust which has been or may hereafter be established and maintained by the Trustee.

2.       The Trustee shall have the power in its discretion:

         (a) To exercise all voting rights with respect to the shares of stock held in the Trust Fund and to grant proxies, discretionary or otherwise;

         (b) To cause any shares of stock to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

         (c) To collect and receive any and all money and other property due to the Trust and to give full discharge therefor;

         (d) Subject to the provisions of Section 8 of the Amended Trust Agreement, to settle, compromise or submit to arbitration any claims, debts, or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

         (e) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under the Amended Trust Agreement and to exercise with respect thereto any or all of the powers set forth in the Amended Trust Agreement;

         (f) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust.





                                      B-3